Exhibit 10.16
                                                                    RW-_________

                                                  Warrant to Purchase
                                                  200,000 shares of Common Stock

                            REPRESENTATIVE'S WARRANT
                          Dated: ____________ __, 1996

         THIS CERTIFIES THAT H.J. Meyers & Co., Inc. (herein sometimes called the "Holder" and the "Representative") is entitled to purchase from LIFE CRITICAL CARE CORPORATION, a Delaware corporation (the "Company"), at the price and during the period as hereinafter specified, up to 200,000 shares of the Company's Common Stock, par value $0.01 per share (the "Common Stock"), at any time during the period from the first anniversary that the Registration Statement (as defined below) became effective (the "Effective Date") through ________ __, 2001 (60 months after the Effective Date) at $_____ per share.

         This Representative's Warrant (the "Representative's Warrant") is issued pursuant to an Underwriting Agreement dated the date hereof between the Company and H.J. Meyers & Co., Inc., as Representative of the several Underwriters named in Schedule I thereto in connection with a public offering, through the Underwriters, of 2,000,000 shares of Common Stock, (and up to 300,000 additional shares of Common Stock covered by an over-allotment option granted by the Company to the Underwriters) and for the aggregate consideration of $5.00 received by the Company for this Representative's Warrant. Except as specifically otherwise provided herein, the Common Stock


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issued pursuant to the Representative's  Warrant shall bear the same terms and conditions as described under the heading "Description of Capital Stock" in the Registration Statement on Form SB-2, File No. 33-___________ (the "Registration Statement"), except that the Holder shall have registration rights under the Securities Act of 1933, as amended (the "Act"), for this Representative's Warrant and the Common Stock issuable upon exercise of this Representative's Warrant as more fully described in paragraph 6 herein.

         Each certificate evidencing the Common Stock issuable upon exercise of this Representative's Warrant (the "Registrable Securities") shall bear the appropriate restrictive legend set forth below, except that any such certificate shall not bear such restrictive legend if (a) it is transferred pursuant to an effective registration statement under the Act or in compliance with Rule 144 or Rule 144A promulgated under the Act, or (b) the Company is provided with an opinion of counsel to the effect that such legend is not required in order to establish compliance with the provisions of the Act:

                  "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT. COPIES OF THE REPRESENTATIVE'S WARRANT COVERING REGISTRATION RIGHTS PERTAINING TO THESE SECURITIES AND RESTRICTING THEIR TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE COMPANY AT THE OFFICE OF THE COMPANY AT NEW BALTIMORE, MICHIGAN."

         1. Exercise Rights. The rights represented by this Representative's Warrant shall be exercised at the price, subject to adjustment in accordance with Section 8 hereof (the "Exercise Price"), and during the periods as follows:

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

                  (a) Parity for Mergers or Consolidations. During the period from the Effective Date to ____________ __, 1997 (the "First Anniversary Date"), inclusive, the Holder shall have no right to purchase any Common Stock hereunder, except that in the event of any merger, consolidation or sale of substantially all the capital stock or assets of the Company prior to the First Anniversary Date, the Holder shall have the right to exercise this Representative's Warrant at such time and into the kind and amount of shares of stock and other securities and property (including cash) receivable by a holder of the number of shares of Common Stock into which this Representative's Warrant might have been exercisable for immediately prior thereto.

                  (b) Between  _________,  __ 1997 and ________  __, 2001,  five years from the Effective Date (the "Expiration Date"), inclusive, the Holder shall have the option to purchase Common Stock hereunder at a price of $____ per share [120% of the initial pubic offering price of the Common Stock].

                  (c) After the Expiration Date, this Representative's Warrant shall automatically expire and the Holder shall have no right to purchase any Common Stock hereunder.

         2.       Mechanics of Exercise.

                  (a) Exercise for Cash. The rights represented by this Representative's Warrant may be exercised at any time within the periods above specified, in whole or in part, by (i) the surrender of this Representative's Warrant (with the purchase form at the end hereof properly executed) at the principal executive office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company); (ii) payment to the Company of the exercise price then in effect for the number of shares of Common Stock specified in the above-mentioned purchase form together with applicable stock transfer taxes, if any; and (iii) delivery to the Company of a duly executed agreement signed by the person(s) designated in the purchase form to the effect that such person(s) agree(s) to be bound by the provisions of paragraph 6 and subparagraphs (b), (c) and (d) of paragraph 7 hereof. This Representative's Warrant shall be deemed to have been exercised, in whole or in part to the extent specified, immediately prior to the close of business on the date this Representative's Warrant is surrendered and payment is made in accordance with the foregoing provisions of this paragraph 2, and the person or persons in whose name or names the certificates for shares of Common Stock shall be issuable upon such exercise shall become the holder or holders of record of such Common Stock at that time and date. The Common Stock and the certificates for the Common Stock so purchased shall be delivered to the Holder within a reasonable time, not exceeding ten (10) days after the rights represented by this Representative's Warrant shall have been so exercised.

                  (b)  Cashless  Exercise.   Notwithstanding   anything  to  the
         contrary contained in subparagraph (a) of paragraph 2, the Holder may elect to exercise this Representative's

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

         Warrant in whole or in part by receiving shares of Common Stock equal to the value (as determined below) of this Representative's Warrant at the principal office of the Company together with notice of such election, in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

                          X = Y(A-B)
                          ----------
                               A

              Where:       X =    the number of shares of Common Stock to be
                                  issued to the Holder;

                           Y = the number of shares of Common Stock issuable under this Warrant;

                           A = the current fair-market value of one share of Common Stock (calculated as described below); and

                           B =    the Per Share Exercise Price.

                           As used herein, the current fair-market value of one share of Common Stock shall mean the greater of (x) the average of the closing prices of the Company's Common Stock sold on all securities exchanges on which the Common Stock may at the time be listed and the NASDAQ National Market, or, if there have been no sales on any such exchange or the NASDAQ National Market on such day, the average of the highest bid and lowest asked price on such day on The NASDAQ Stock Market or otherwise in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization (the "Market Price"), on the trading day immediately preceding the date notice of exercise of this Representative's Warrant is given or (y) the average of the Market Price per share of Common Stock for the five trading days immediately preceding the date notice of exercise of this Representative's Warrant is given. If on any date for which the Market Price per share of Common Stock is to be determined, the Common Stock is not listed on any securities exchange or quoted on the NASDAQ National Market or on The NASDAQ Stock Market or otherwise in the over-the-counter market, the Market Price per share of Common Stock shall be the highest price per share which the Company could then obtain from a willing buyer (not a current employee or director) for shares of Common Stock sold by the Company, from authorized but unissued shares, as determined in good faith by the Board of Directors of the Company, unless prior to such date the Company has become subject to a merger, acquisition or other consolidation pursuant to which the Company is not the surviving party, in which case the Market Price per share of Common Stock shall be deemed to be the value received by the holders of the Company's Common Stock for each share thereof pursuant to the Company's acquisition.

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

         3. Transfer of Warrant. This Representative's Warrant shall not be transferred, sold, assigned, or hypothecated for a period of twelve (12) months commencing on the Effective Date except that it may be transferred to successors of the Holder, and may be assigned in whole or in part to any person who is an officer of the Holder [or to any member of the selling group and/or the officers or partners thereof during such period]. Any such assignment shall be effected by the Holder by (i) executing the form of assignment at the end hereof and (ii) surrendering this Representative's Warrant for cancellation at the office or agency of the Company referred to in paragraph 2 hereof, accompanied by a certificate (signed by an officer of the Holder if the Holder is a corporation), stating that each transferee is a permitted transferee under this paragraph 3; whereupon the Company shall issue, in the name or names specified by the Holder (including the Holder) a new Representative's Warrant or Warrants of like tenor and representing in the aggregate rights to purchase the same number of shares of Common Stock as are purchasable hereunder. The Representative may designate that this Representative's Warrant be issued in varying amounts directly to its officers and other assigns; provided, however, that such designation will only be made by the Representative if it determines and substantiates to the Company that such issuance will not violate the interpretation of the Board of Governors of the National Association of Securities Dealers, Inc. ("NASD") relating to the review of corporate financing arrangements.

         4. Due Authorization of Stock Upon issuance; Reservation of Shares. The Company covenants and agrees that all shares of Common Stock which may be issued hereunder will, upon issuance, be duly and validly issued, fully paid and nonassessable, and no personal liability will attach to the holder thereof. The Company further covenants and agrees that, during the periods within which this Representative's Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of its Common Stock to provide for the exercise of this Representative's Warrant.

         5. No Voting Rights. This Representative's Warrant shall not entitle the Holder to any voting rights or other rights as a shareholder of the Company until it is actually exercised.

         6.       Registration Rights.

                  (a) Notice of Registration. Commencing twelve (12) months from the Effective Date, the Company shall advise the Holder or its transferee, whether the Holder holds this Representative's Warrant or has exercised this Representative's Warrant and holds Common Stock, by written notice at least four weeks prior to the filing of any post-effective amendment to the Registration Statement, of any new registration statement under the Act or of a Notification on Form 1-A under the Act for a public offering of securities, either for the account of the Company or for the account of any other person, and shall, for a period of five (5) years from the Effective Date, upon the request of the Holder, include in any such post-effective amendment, new registration statement or Notification on Form 1-A such information as may be required to permit a public offering of this Representative's Warrant, and all or any of the Registrable Securities. The Company shall supply prospectuses and such other documents as the Holder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities, use its best efforts to register and qualify any of the Registrable Securities for sale in such states as such Holder designates and do any and all other acts and things which may be necessary or desirable to enable such Holder to consummate the public sale or other disposition of the Registrable Securities, all at no expense to the Holder or the Representative, and furnish indemnification in the manner provided in paragraph 7 hereof. The Holder shall furnish information and indemnification as set forth in paragraph 7.

                  (b) Demand Registration Rights. On two (2) separate occasions, if any 50% Holder (as defined below) shall request in writing from the Company at any time that the Company register under the Act any or all of the Registrable Securities under such circumstances that a public distribution (within the meaning of the Act) of any such securities will be involved, then the Company shall promptly, but no later than four weeks after receipt of such request, file a post-effective amendment to the current Registration Statement or a new registration statement pursuant to the Act, so that such designated Registrable Securities may be publicly sold under the Act as promptly as practicable thereafter and the Company will use its best efforts to cause such registration to become and remain effective (including the taking of such steps as are necessary to obtain the removal of any stop order) within ninety (90) days after the receipt of such request, provided, that the Company has available current financial statements and that such Holder shall furnish the Company with appropriate information in connection therewith as the Company may reasonably request in writing. The 50% Holder may, at its option, request the filing of a post-effective amendment to the current Registration Statement or a new registration statement under the Act on two (2) occasions during the four-year period beginning one (1) year from the Effective Date. The 50% Holder may, at its option, request the registration of this Representative's Warrant and/or any of the Common Stock underlying this Representative's Warrant in a registration statement made by the Company as contemplated by Section 6(a) or in connection with a written request made pursuant to this Section 6(b) prior to acquisition of the Common Stock issuable upon exercise of this Representative's Warrant. The 50% Holder may, at its option, request such post-effective amendment or new registration statement during the described period with respect to the Representative's Warrant and/or the Common Stock issuable upon the exercise of the Representative's Warrant, and such registration rights may be exercised by the 50% Holder prior to or subsequent to the exercise of this Representative's Warrant. Within ten (10) days after receiving any such request pursuant to this subsection (b) of paragraph 6, the Company shall give notice to any other Holders of this Representative's Warrant, advising that the Company is proceeding with such post-effective amendment or registration statement and offering to include therein the Registrable Securities underlying that part of this Representative's Warrant held by the other Holders, provided that they shall furnish the Company with such appropriate information (relating to the intentions of such Holders) in connection therewith as the Company shall reasonably request in writing. All costs and expenses of the first post-effective amendment or new registration statement including, but not limited to, legal, accounting, printing and mailing fees shall be borne by the Company. All costs and expenses  of the  second  such  post-effective amendment  or  new
         registration   statement  shall  be  borne  by  the Holder(s).  The
         Company shall maintain such registration statement or post-effective amendment current under the Act for a period of at least six months (and for up to an additional three months if requested by the Holder(s)) from the effective date thereof. The Company shall supply prospectuses, and such other documents as the Holder(s) may request in order to facilitate the public sale or other disposition of the Registrable Securities, use its best efforts to register and qualify any of the Registrable Securities for sale in such states as such Holder(s) designate and furnish indemnification in the manner provided in paragraph 7 hereof.

                  (c) Definition of 50% Holder. The term "50% Holder" as used in this paragraph 6 shall mean the Holder(s) of at least 50% of this Representative's Warrant and/or the Common Stock underlying this Representative's Warrant and shall include any owner or combination of owners of such securities, which ownership shall be calculated by determining the number of shares of Common Stock held by such owner or owners as well as the number of shares of Common Stock then issuable upon exercise of this Representative's Warrant, all calculated on an "as if exercised" basis.

         7.       Indemnification.

                  (a)   Indemnification  of  Distributing   Holder  by  Company.
         Whenever pursuant to paragraph 6 a registration statement relating to this Representative's Warrant or any Common Stock issued or issuable upon the exercise of any warrant is filed under the Act, amended or supplemented, the Company will indemnify and hold harmless each Holder of the securities covered by such registration statement, amendment or supplement (such Holder being hereinafter called the "Distributing Holder"), and each person, if any, who controls (within the meaning of the Act) the Distributing Holder, and each underwriter (within the meaning of the Act) of such securities and each person, if any, who controls (within the meaning of the Act) any such underwriter, against any losses, claims, damages or liabilities, joint or several, to which the Distributing Holder, any such controlling person or any such underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages, or liabilities, or actions in respect thereof, arise out of or are based upon any untrue statement or alleged untrue statement or any material fact contained in any such registration statement or any preliminary prospectus or final prospectus constituting a part thereof or any amendment or supplement thereto or any "blue sky" application or document (the "Blue Sky Application") executed by the Company and filed in any state or other jurisdiction in order to qualify this Representative's Warrant or any Common Stock issued or issuable upon exercise of this Representative's Warrant, or arise out of or are based upon the omission or the alleged omission to the state therein a material fact required to be stated therein or necessary to make the statements therein not misleading. The Company shall reimburse the Distributing Holder or such controlling person or underwriter in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such

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

         loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said registration statement, said preliminary prospectus, said financial prospectus, said amendment or supplement or said Blue Sky Application in reliance upon and in conformity with written information furnished by such Distributing Holder or any other Distributing Holder for use in the preparation thereof.

                  (b) Indemnification of Company by Distributing Holder. The Distributing Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed said registration statement and such amendments and supplements thereto, and each person, if any, who controls the Company (within the meaning of the Act) against any losses, claims, damages or liabilities, joint or several, to which the Company or any such director, officer or controlling person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities, or actions in respect thereof, arise out of or are based upon (i) any untrue statement of any material fact contained in said registration statement, said preliminary prospectus, said final prospectus, or said amendment or supplement, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said registration statement, said preliminary prospectus, said final prospectus or said amendment or supplement in reliance upon and in conformity with written information furnished by such Distributing Holder for use in the preparation thereof or (ii) the Distributing Holder's failure to deliver a prospectus as required under applicable federal or state securities laws. The Distributing Holders shall reimburse the Company or any such director, officer or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action.

                  (c) Notice of Claims. Promptly after receipt by an indemnified party under this paragraph 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party, give the indemnifying party notice of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise then under this paragraph 7.

                  (d) Participation in Defense of Claims. In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this

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

         paragraph 7 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation.

         8. Adjustments to Exercise Price. The Exercise Price in effect at any time and the number of shares purchasable upon the exercise of this Representative's Warrant shall be subject to adjustment from time to time upon the happening of certain events as follows:

                  (a) Stock Dividends, Combinations or Reclassifications. In case the Company shall (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination or reclassification shall be proportionately adjusted so that the Holder of this Representative's Warrant exercised after such date shall be entitled to receive the aggregate number and kind of security which, if this Representative's Warrant had been exercised by such Holder immediately prior to such date, he would have owned upon such exercise and been entitled to receive upon such dividend, distribution, subdivision, combination or reclassification. For example, if the Company declares a 2-for-1 stock distribution, the adjusted Exercise Price immediately after such event would be reduced by 50% per share of Common Stock and the adjusted number of shares of Common Stock then issuable upon exercise of the Representative's Warrant purchasable upon exercise of this Representative's Warrant would be doubled. Such adjustment shall be made successively whenever any event listed above shall occur.

                  (b) Issuance of Rights to Purchase Common Stock. In case the Company shall fix a record date for the issuance of rights or warrants to all holders of its Common Stock entitling them to subscribe for or purchase shares of Common Stock (or securities convertible into Common Stock) at a price (the "Subscription Price") (or having a conversion price per share) less than the current market price of the Common Stock (as defined in Subsection (h) below) on the record date mentioned below, or less than the Exercise Price on a per share basis (the "Per Share Exercise Price") on such record date, the Exercise Price shall be adjusted so that the same shall equal the lower of (i) the price determined by multiplying the number of shares of Common Stock by the Per Share Exercise Price in effect immediately prior to the date of such issuance, multiplied by a fraction, the numerator of which shall be the sum of the number of shares of Common Stock outstanding on the record date mentioned below and the number of additional shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so offered (or the aggregate conversion price of the convertible securities so offered) would purchase at such current market price per share of the Common Stock, and the denominator of which shall be the sum of the number of shares of Common Stock outstanding on such record date and the number of additional shares of Common Stock offered for subscription or purchase (or into which the convertible securities so offered are convertible) or (ii) in the event the

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

         Subscription Price is equal to or higher than the current market price but is less than the Per Share Exercise Price, the price determined by multiplying the number of shares of Common Stock then issuable upon exercise of this Representative's Warrant by the Per Share Exercise Price in effect immediately prior to the date of issuance by a fraction, the numerator of which shall be the sum of the number of shares outstanding on the record date mentioned below and the number of additional shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so offered (or the aggregate conversion price of the convertible securities so offered) would purchase at the Per Share Exercise Price in effect immediately prior to the date of such issuance, and the denominator of which shall be the sum of the number of shares of Common Stock outstanding on the record date mentioned below and the number of additional shares of Common Stock offered for subscription or purchase (or into which the convertible securities so offered are convertible). Such adjustment shall be made successively whenever such rights or warrants are issued and shall become effective immediately after the record date for the determination of shareholders entitled to receive such rights or warrants; and to the extent that shares of Common Stock are not delivered (or securities convertible into Common Stock are not delivered) after the expiration of such rights or warrants the Exercise Price shall be readjusted to the Exercise Price which would then be in effect had the adjustments made upon the issuance of such rights or warrants been made upon the basis of delivery of only the number of shares of Common Stock (or securities convertible into Common Stock) actually delivered.

                  (c) Distributions of Other Assets to Holders of Common Stock. In case the Company shall hereafter distribute to all holders of its Common Stock evidences of its indebtedness or assets (excluding cash dividends or distributions and dividends or distributions referred to in Subsection (a) above) or subscription rights or warrants (excluding those referred to in Subsection (b) above), then in each such case the Exercise Price in effect thereafter shall be determined by multiplying the number of shares of Common Stock then issuable upon exercise of this Representative's Warrant by the Per Share Exercise Price in effect immediately prior thereto, multiplied by a fraction, the numerator of which shall be the total number of shares of Common Stock then outstanding multiplied by the current market price per share of Common Stock (as defined in Subsection (h) below), less the fair market value (as determined by the Company's Board of Directors) of said assets, or evidences of indebtedness so distributed or of such rights or warrants, and the denominator of which shall be the total number of shares of Common Stock outstanding multiplied by such current market price per share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date for the determination of shareholders entitled to receive such distribution.

                  (d) Issuances of Common Stock Below Market Price. In case the Company shall issue shares of its Common stock excluding shares issued
         (i) in any of the transactions described in Subsection (a), (b), or (c) above, (ii) upon exercise of options granted to the Company's employees under a plan or plans adopted by the Company's Board of Directors and approved by its shareholders, if such shares would otherwise be included in this Subsection (d), (iii) upon exercise of options and warrants outstanding at ____________, 1996, or of this Representative's Warrant or (iv) to shareholders of any corporation which merges into the Company in proportion to their stock holdings of such corporation immediately prior to such merger, upon such merger, or in a bona fide public offering pursuant to a firm commitment underwriting, but only if no adjustment is required pursuant to any other specific subsection of this Section 8 (without regard to Subsection (i) below), with respect to the transaction giving rise to such rights or for a consideration per share (the "Offering Price") (determined as provided in Subsection (g) below) less than the current market price per share of Common Stock (as defined in Subsection (h) below) on the date the Company fixes the offering price of such additional shares, or the Per Share Exercise Price, the Exercise Price shall be adjusted immediately thereafter so that it shall equal the lower of (i) the price determined by multiplying the number of shares of Common Stock then issuable upon exercise of this Representative's Warrant by the Per Share Exercise Price in effect immediately prior thereto, multiplied by a fraction, the numerator of which shall be the sum of the number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares and the number of shares of Common Stock which the aggregate consideration received (determined as provided in Subsection
         (g) below) for the issuance of such additional shares would purchase at such current market price per share, and the denominator of which shall be the number of shares of Common Stock outstanding immediately after the issuance of such additional shares or (ii) in the event that Offering price is equal to or higher than the current market price per share but less than the Per Share Exercise Price, the price determined by multiplying the number of shares of Common Stock then issuable upon exercise of this Representative's Warrant by the Per Share Exercise Price in effect immediately prior to the date or issuance multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares and the number of shares of Common Stock which the aggregate consideration received (determined as provided in subsection
         (g) below) for the issuance of such additional shares would purchase at the per Share Exercise Price in effect immediately prior to the date of such issuance, and the denominator of which shall be the number of shares of Common Stock outstanding immediately after the issuance of such additional shares. Such adjustment shall be made successively whenever such an issuance is made.

                  (e) Issuances of Convertible Securities Below Market Price. In case the Company shall issue any securities convertible into or exchangeable for its Common Stock (excluding securities issued in transactions described in Subsections (b) or (c) above) for an initial consideration per share of Common Stock (the "Conversion Price") deliverable upon conversion or exchange of such securities (determined as provided in Subsection (g) below) less than the current market price per share of Common Stock (as defined in Subsection (h) below) in effect immediately prior to the issuance of such securities, or the Per Share Exercise Price, the Exercise Price shall be adjusted immediately thereafter so that it shall equal the lower of (i) the price determined by multiplying the number of shares of Common

         Stock then issuable upon exercise of this Representative's Warrant by the Per Share Exercise Price in effect immediately prior thereto multiplied, by a fraction, the numerator of which shall be the sum of the number of shares of Common Stock outstanding immediately prior to the issuance of such securities and the number of shares of Common Stock which the aggregate consideration received (determined as provided in Subsection (g) below) for such securities would purchase at such current market price per share, and the denominator of which shall be the sum of the number of shares of Common Stock outstanding immediately prior to such issuance and the maximum number of shares of Common Stock of the Company deliverable upon conversion of or in exchange for such securities at the initial conversion or exchange price or rate or (ii) in the event the Conversion Price is equal to or higher than the current market price per share but less than the Per Share Exercise Price in effect immediately prior to the date of issuance by a fraction, the numerator of which shall be the sum of the number of shares of Common Stock outstanding prior to the issuance of such securities and the number of shares of Common Stock which the aggregate consideration received (determined as provided in subsection (g) below) for such securities would purchase at the Per Share Exercise Price in effect immediately prior to the date of such issuance, the denominator of which shall be the sum of the number of shares of Common Stock outstanding immediately prior to the issuance of such securities and the maximum number of shares of Common Stock of the Company deliverable upon conversion of or in exchange for such securities at the initial conversion or exchange price or rate. Such adjustment shall be made successively whenever such an issuance is made.

                  (f) Adjustments to Number of Shares Purchasable Upon Exercise. Whenever the Exercise Price payable upon exercise of this Representative's Warrant is adjusted pursuant to Subsections (a), (b),
         (c), (d) or (e) above, the number of shares of Common Stock purchasable upon exercise of this Representative's Warrant shall simultaneously be adjusted by multiplying the number of shares of Common Stock issuable upon exercise of this Representative's Warrant by the Exercise Price in effect on the date hereof and dividing the product so obtained by the Exercise Price, as adjusted.

                  (g) Determination of Consideration. For purposes of any computation respecting consideration received pursuant to Subsections
         (d) and (e) above, the following shall apply:

                           (A) in the case of the issuance of shares of Common Stock for cash, the consideration shall be the amount of such cash, provided that in no case shall any deduction be made for any commissions, discounts or other expenses incurred by the Company for any underwriting of the shares or otherwise in connection therewith;

                           (B) in the case of the issuance of shares of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as determined in good faith by the Board of

         Directors of the Company (irrespective of the accounting treatment thereof), whose determination shall be conclusive; and

                           (C) in the case of the issuance of securities convertible into or exchangeable for shares of Common Stock the aggregate consideration received therefor shall be deemed to be the consideration received by the Company for the issuance of such securities plus the additional minimum consideration, if any, to be received by the Company upon the conversion or exchange thereof (the consideration in each case to be determined in the same manner as provided in clauses (A) and (B) of this Subsection (g)).

                  (h) Determination of Market Price. For the purpose of any computation under Subsections (b), (c), (d) or (e) above, the current market price per share of Common Stock at any date shall be deemed to be the average of the daily closing prices of the Common Stock for thirty (30) consecutive business days before such date. The closing price for each day shall be the last sale price regular way or, in case no such reported sale takes place on such day, the average of the last reported bid and asked prices regular way, in either case on the principal national securities exchange on which the Common Stock is admitted to trading or listed, or if not listed or admitted to trading on such exchange, the average of the highest reported bid and lowest reported asked prices as reported by NASDAQ, or other similar organization if NASDAQ is no longer reporting such information, or if not so available, the fair market price as determined by the Board of Directors.

                  (i) Calculations of Adjustments. No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least five cents ($0.05) in such price; provided, however, that any adjustments which by reason of this Subsection (i) are not required to be made shall be carried forward and taken into account in any subsequent adjustment required to be made hereunder. All calculations under this Section 8 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be. Anything in this Section 8 to the contrary notwithstanding, the Company shall be entitled, but shall not be required, to make such changes in the Exercise Price, in addition to those required by this
         Section 8, as it shall determine, in its sole discretion, to be advisable in order that any dividend or distribution in shares of Common Stock, or any subdivision, reclassification or combination of Common Stock, hereafter made by the Company shall not result in any Federal income tax liability to the holders of Common Stock.

                  (j) Notice of Adjustments. Whenever the Exercise Price is adjusted, as herein provided, the Company shall promptly cause a notice setting forth the adjusted Exercise Price and adjusted number of shares of Common Stock issuable upon exercise of this Representative's Warrant to be mailed to the Holder, at its address set forth herein, and shall cause a certified copy thereof to be mailed to the Company's transfer agent, if any. The Company may retain a firm of independent certified public accountants selected by the Board of Directors (who may be the regular accountants employed by the Company) to make any computation required by this Section 8, and a certificate signed by such firm shall be conclusive evidence of the correctness of such adjustment.

                  (k) Protection Against Dilution. In the event that at any time, as a result of an adjustment made pursuant to the provisions of this Section 8, the Holder of this Representative's Warrant thereafter shall become entitled to receive any shares of the Company, other than Common Stock, thereafter the number of such other shares so receivable upon exercise of this Representative's Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in Subsections (a) to (i), inclusive, above.

         9. Governing Law. This Agreement shall be governed by and in accordance with the laws of the State of Delaware.

         IN WITNESS WHEREOF, the Company has caused this Representative's Warrant to be signed by its duly authorized officers under its corporate seal, and this Representative's Warrant to be dated ___________________, 1996.

                                            LIFE CRITICAL CARE CORPORATION


[CORPORATE SEAL]                            By: ______________________________

Attest:                                     Title: ___________________________

-----------------------------

                                  EXERCISE FORM

           (To be executed upon exercise of Representative's Warrant)

Life Critical Care Corporation
37885 Green Street
New Baltimore, Michigan 48047

                  The undersigned hereby irrevocably elects to exercise the right, represented by this Representative's Warrant, to purchase shares of Common Stock of Life Critical Care Corporation and (check one):

                  [ ] herewith tenders payment for ___________  shares of Common
                      Stock to the order of Life Critical Care Corporation in the amount of $______ in accordance with the terms of this Representative's Warrant; or

                  [ ] herewith   tenders  this   Representative's   Warrant  for
                      ___________ shares of Common Stock pursuant to the net issuance exercise provisions of Section 2(b) of this Representative's Warrant.

              Please issue a certificate or certificates for such shares of Common Stock in the name of, and pay any cash for any fractional share to:

                                            Name ____________________________

                                                 ____________________________

                                                 ____________________________

                                                 ____________________________
                                                 (Please print Name, Address
                                                 and Social Security No.)


                                            Signature _______________________


                                            Note:  The above signature  should
                                                   correspond exactly with the
                                                   name on the  first  page of
                                                   this Warrant Certificate or
                                                   with   the   name   of  the
                                                   assignee  appearing  in the
                                                   assignment form below.

                  If said number of shares shall not be all the shares purchasable under the within Representative's Warrant, a new Representative's Warrant is to be issued in the name of the said undersigned for the balance remaining of the shares purchasable thereunder.

                                 TRANSFER FORM
         (To be signed only upon transfer of Representative's Warrant)


         For value received, the undersigned hereby sells, assigns and transfers unto _______________________________ the right to purchase shares of Common Stock represented by the foregoing Representative's Warrant to the extent of ______________ shares of Common Stock, and appoints __________________________
attorney to transfer such rights on the books of __________________________, with full power of substitution.

Dated: ______________________               By:______________________________

                                               ______________________________

                                               ______________________________
                                               Address

In the presence of:

--------------------------------